SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           FREMONT MUTUAL FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:
     [ ]  Fee paid previously with preliminary materials:
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1) Amount previously paid:
                                    ------------------------------------------
          2) Form, Schedule or Registration Statement No.: Schedule 14a;
                                                           33-23453; 811-05632
                                                          --------------------
          3) Filing Party: Fremont Mutual Funds, Inc.
                          ----------------------------------------------------
          4) Date Filed:   January 8, 1999
                          ------------------------------------------------------

                                 INDEX OF FILING


I. Documents for Fremont Mutual Funds, Inc.

     1.   Shareholder Letter for Fremont Mutual Funds, Inc.

     2.   Fremont Mutual Funds, Inc. Proxy Statement

     3.   Exhibit A

     4.   Exhibit B

     5.   Proxy Voting Card

Re: Proxy and Shareholders' Meeting

Dear Fremont Mutual Funds Shareholder:

PLEASE READ THIS LETTER...IMPORTANT DOCUMENTS ENCLOSED.

I am writing to inform you of a proxy vote involving Fremont Mutual Funds shareholders. It is important that all Fremont Funds shareholders exercise their right to vote on these significant issues concerning their investments.

You will be asked to vote and approve the following issues regarding the management of your Fremont Mutual Fund investments:

+ To elect seven directors--three inside directors (David L. Redo, Chairman and CEO of Fremont Investment Advisors, Inc., Michael Kosich, President of Fremont Mutual Funds, Inc., and Peter F. Landini, Managing Director of Fremont Investment Advisors, Inc.), and four outside directors (Richard E. Holmes, David L. Egan, Donald C. Luchessa, and Kimun Lee). Each will serve for an indefinite term.
+ To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Funds.
+ To approve an amended investment advisory agreement between (i) Fremont Mutual Funds, Inc., and (ii) Fremont Investment Advisors, Inc. for the Fremont Emerging Markets Fund which would allow the Advisor to recapture waived fees and expenses under certain conditions.
+ To approve an amended investment advisory agreement between (i) Fremont Mutual Funds, Inc., and (ii) Fremont Investment Advisors, Inc. for the Fremont California Intermediate Tax-Free Fund which would allow the Advisor to recapture waived fees and expenses under certain conditions.

In this packet you will find the following items:

+    A proxy statement.  This explains more about each of the proposals outlined
     above,   and  provides  the   background  and  purpose  of  each  of  these
     resolutions.
+    The proxy card(s)--to use as your ballot.

How to vote on these resolutions

If you would like to cast your vote in person you may do so at the special shareholder meeting that will take place at 9:00 a.m. on Friday, March 5, 1999, in the main conference room on the 26th floor of 333 Market Street, in San Francisco.

If you do NOT plan to attend the special meeting of Fremont Mutual Funds shareholders, it is very important that you exercise your voting rights by completing and returning your proxy card in the enclosed postage-paid envelope no later than Friday, February 26, 1999. Your prompt response will avoid the cost of additional mailings to Fremont Funds shareholders.

The Board of Directors of Fremont Mutual Funds, Inc. unanimously recommends that you vote in favor of the proposals outlined above.

If you have any questions about any of these materials, please call us at 800-548-4539 (press 2).

Sincerely,


Michael H. Kosich
President

                           FREMONT MUTUAL FUNDS, INC.

                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on March 5, 1999

         A Special Meeting of Shareholders (the "Meeting") of FREMONT MUTUAL FUNDS, INC. (the "Company") will be held at the Funds' offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on Friday, March 5, 1999, at 9:00 a.m. for the following purposes:

1.   To elect seven directors, each to serve for an indefinite term; and

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Funds; and

3. To approve an amended investment advisory agreement between (i) Fremont Mutual Funds, Inc., and (ii) Fremont Investment Advisors, Inc. for the Fremont Emerging Markets Fund which would allow the Advisor to recapture waived fees and expenses under certain conditions.

4. To approve an amended investment advisory agreement between (i) Fremont Mutual Funds, Inc., and (ii) Fremont Investment Advisors, Inc. for the Fremont California Intermediate Tax-Free Fund which would allow the Advisor to recapture waived fees and expenses under certain conditions.

5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on January 8, 1999, as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Meeting.

                                 By order of the Board of Directors


                                 Tina Thomas, Secretary

================================================================================
         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
================================================================================

San Francisco, California
_______________, 1999

                           FREMONT MUTUAL FUNDS, INC.

                          333 Market Street 26th Floor
                     San Francisco, CA 94105
                                 (800) 548-4539

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held On March 5, 1999

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company") of proxies to be voted at a Special Meeting of Shareholders of the Funds to be held at the Funds' offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on Friday, March 5, 1999 at 9:00 a.m. (the
"Meeting") and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

                                   PROPOSAL I

                                   BACKGROUND

         The Board of Directors, of whom four were elected by shareholders and two were appointed by the Board to fill interim vacancies, is currently comprised of six individuals. The Board of Directors recently nominated a seventh individual to serve on the Board to fill the vacancy created by the resignation of a director who resigned in 1998. At least two-thirds of the individuals serving on the Board of Directors are required by the Investment Company Act of 1940 (the "1940 Act") to have been elected by shareholders. Although the Board generally has the authority pursuant to the Articles of Incorporation and Bylaws to elect and replace directors, the Board of Directors cannot elect a seventh member because shareholders of the Corporation would not then have elected two-thirds of the directors. Consequently, the purpose of the special meeting is to elect, or re-elect as the case may be, all seven directors (the six current directors and the nominee for the vacant directorship), each to serve on the Board for an indefinite term. The following table sets forth certain information regarding each nominee for election as a director by shareholders.

       THE ELECTION OF DAVID L. REDO, MICHAEL H. KOSICH, PETER F. LANDINI, RICHARD E. HOLMES, DONALD C. LUCHESSA, DAVID L. EGAN AND KIMUN LEE
                   AS DIRECTORS OF FREMONT MUTUAL FUNDS, INC.

 Name and Principal Occupation                        Beneficial Ownership  Compensation During
 During the Past Five Years and    Date of   Director    of Shares of       the Fiscal Year Ended
Directorship of Public Companies    Birth     Since      the Company          October 31, 1998
--------------------------------    -----     -----      -----------          ----------------
       DAVID L. REDO**             9-1-37      1988           *                     $0.00
President,   Chief   Executive
Officer   and  a  director  of
Fremont  Investment  Advisors,
Inc. (the  investment  advisor
to  the  Funds)  and  Managing
Director of Fremont Group LLC,
Fremont  Investors,  Inc., and
Sequoia  Ventures,  Inc. He is
also  a  director  of  Sit/Kim
International       Investment
Associates  and  Kern  Capital
Management, LLC. Mr. Redo also
was  formerly  a  Director  of
J.P. Morgan Securities, Asia.

     MICHAEL H. KOSICH**           3-30-40      1996          *                     $ 0.00
President   and   director  of
Fremont  Mutual  Funds,   Inc.
Managing  Director  of Fremont
Investment Advisors, Inc. (the
investment   advisor   to  the
Funds).   He  formerly  was  a
Senior   Vice   President   of
Business Development of Benham
Management

      RICHARD E. HOLMES            5-14-43     1988           *                     $18,000
Vice  President and a director
of BelMar  Advisors,  Inc.  (a
marketing  firm for investment
advisors).

      DONALD C. LUCHESSA           2-18-30     1991           *                     $18,000
Principal  of DCL  Advisory (a
marketing  firm for investment
advisors).

 Name and Principal Occupation                        Beneficial Ownership  Compensation During
 During the Past Five Years and    Date of   Director    of Shares of       the Fiscal Year Ended
Directorship of Public Companies    Birth     Since      the Company          October 31, 1998
--------------------------------    -----     -----      -----------          ----------------
       DAVID L. EGAN               5-1-34      1996           *                     $18,000
Founding   Partner   of  China
Epicure,   LLC  and  Palisades
Trading  Company,  LLC. He was
formerly      President     of
Fairfield Capital  Associates,
Inc. (an  investment  advisor)
and Fairfield Capital Funding,
Inc.       (a       registered
broker-dealer).

      PETER F. LANDINI             5-10-51     1997           *                     $ 0.00
Managing  Director  and  Chief
Operating  Officer  of Fremont
Investment Advisors, Inc. (the
investment   advisor   to  the
Funds).    He   formerly   was
Director   of   J.P.    Morgan
Securities, Asia.

         KIMUN LEE                 6-17-46       --           *                     $ 0.00
DBA Resources  Consolidated (a
consulting    and   registered
investment advisory business).
He formerly  handled  treasury
duties  for  Castle and Cooke,
Inc.  Mr.  Lee also  serves on
the board of  trustees  of the
San  Francisco   Ballet,   the
Chinese     Performing    Arts
Foundation  and  University of
California,   Berkeley's   Cal
Performances.

* As of _________, 1999, each individual director or nominee owns of record or beneficially less than 1% of the outstanding shares of each of the Funds and of the Company as a whole.

** Messrs. Redo, Kosich and Landini, as affiliated persons of Fremont Investment Advisors, Inc., the Company's investment advisor, are "interested persons" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Redo, Kosich and Landini may directly or indirectly receive benefits from such affiliation.

         All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Directors on the Board who are not interested persons of the Company receive an annual retainer of $8,000, an additional $2,000 for each Board meeting attended, and reimbursement for expenses incurred in attending the meeting.

         The Company has an Executive Committee comprised of Mr. Redo, Mr. Kosich and Mr. Landini. The Executive Committee is responsible for managing the day-to-day business affairs of the Company. The Company also has an Audit Committee and a Contracts Committee, each will consist of David L. Egan, Richard
E. Holmes, Kimun Lee and Donald C. Luchessa. The Audit and Contracts Committees make recommendations to the Board of Directors as deemed necessary concerning the review of the Company's investment advisory agreements and other service contracts, the selection of the Company's independent public accountants, and other matters related to the provision of services to the Company. Committee members receive no additional compensation for attending a Committee meeting.

         During the fiscal year ended October 31, 1998, the Board of Directors held three meetings and the Audit and Contracts Committees each held two meetings. During such fiscal year, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

         The directors of the Company intend to vote all of their shares in favor of the Board nominees listed in this proxy.

                                   PROPOSAL II

                                   BACKGROUND

         By a vote of the Directors who are not "interested persons" of the Company or Fremont Investment Advisors, Inc. (the "Independent Directors"), PricewaterhouseCoopers LLP has been selected as independent auditors for the Company to sign or certify any financial statements of the Funds required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection may be ratified by shareholders. PricewaterhouseCoopers LLP is the professional services firm formed in July 1998 by the merger of Coopers & Lybrand International and Price Waterhouse. The former independent auditors for the Funds was Price Waterhouse.

      TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                             AUDITORS OF THE FUNDS.

         The independent auditors examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of the Funds' auditors, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the auditors' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PricewaterhouseCoopers LLP has advised the Funds that they have no direct or material indirect ownership interest in the Funds.

         In order to ratify the selection of PricewaterhouseCoopers LLP as the auditors for the 1999 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of PricewaterhouseCoopers LLP as auditors for the 1999 fiscal year.

                                  PROPOSAL III

             FOR SHAREHOLDERS OF FREMONT EMERGING MARKETS FUND ONLY

                                   BACKGROUND

         Fremont Investment Advisors, Inc. (the "Advisor") currently provides investment advisory services to the Fremont Emerging Markets Fund pursuant to an Investment Advisory and Administrative Services Agreement (the "Current Agreement"). The Advisor, located at 333 Market Street, 26th Floor, San Francisco, California 94105, has advised the Fremont Emerging Markets Fund since its inception. This Proposal III seeks shareholders' approval for an amended Investment Advisory Agreement (the "Amended Agreement") that would modify the current contractual management arrangement between the Fremont Mutual Funds, Inc. and the Advisor, allowing the Advisor to recapture waived fees and expenses under certain conditions as set forth. NO INCREASE IN FEES IS BEING SOUGHT.

 TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN (i) FREMONT MUTUAL FUNDS, INC., AND (ii) FREMONT INVESTMENT ADVISORS, INC. FOR THE FREMONT EMERGING
  MARKETS FUND WHICH ALLOWS THE ADVISOR TO RECAPTURE WAIVED FEES AND EXPENSES
                            UNDER CERTAIN CONDITIONS

         The Amended Agreement for the Fremont Emerging Markets Fund (the "Emerging Markets Fund") is substantially identical in all material respect to the Current Agreement except that the Amended Agreement (i) is restated in a separate agreement to which other Fremont Funds are not parties; (ii) removes any dollar limit on the amount of administrative fee that may be paid to the Advisor when the Emerging Markets Fund is operating at asset levels below $50 million (the limit on administrative fees is no longer necessary because of the annual limit on operating expenses); and (iii) would add a recapture period for waived fees and expenses as further discussed below. A form of the Amended
Agreement is attached to this Proxy Statement as Exhibit A. The following description of the Amended Agreement is only a summary. You should refer to Exhibit A for the complete Amended Agreement.

         Under the Amended Agreement, the Advisor would continue to oversee the investment advisory services to the Emerging Markets Fund, including deciding what securities will be purchased and sold by the Emerging Markets Fund, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940 as amended and the rules thereunder, the governing documents of the Company, the Emerging Markets Fundamental policies of the Emerging Markets Fund, as reflected in its registration statement, and any policies and determinations of the Board of Directors.

         Section 15 of the 1940 Act prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for the Advisor to continue advising the Emerging Markets Fund under the Amended Agreement, the shareholders of the Emerging Markets Fund must approve the Amended Agreement.

         If approved by shareholders, the Amended Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Company's Board of Directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Emerging Markets Fund, and (3) in either event by a majority of the Independent Directors. The Amended Agreement provides that it may be terminated at any time, without penalty, by either party upon 30-days' written notice, provided that such termination by the Emerging Markets Fund shall be directed or approved by a vote of the Directors of the Company, or by a vote of holders of a majority of the shares of the Company.

         The advisory fees charged to the Emerging Markets Fund will not increase as a result of approving the Amended Agreement. Moreover, the general operations of the Emerging Markets Fund, which includes management and administration) will continue to be subject to the current operating expense limit which is 1.50% of the Emerging Markets Fund's average annual net assets. However, to the extent management fees (or administrative fees) are waived and/or other expenses are reimbursed by the Advisor, the Advisor may elect to recapture such amounts subject to the following conditions: the Advisor must request reimbursement within three years from the year in which the initial waiver and/or reimbursement is made, and the Board of Directors must approve the reimbursement, and the Emerging Markets Fund must be able to make the
reimbursement   and  still  stay  within  the  then  current  operating  expense limitation.

         The advisor has agreed not to seek recapture for any amounts waived or reimbursed by the Advisor before the effective date of the Amended Agreement.

         Both the Amended Agreement and the Current Agreement provide that the Advisor would have no liability to the Emerging Markets Fund or any shareholder of the Emerging Markets Fund for any act or omission in connection with rendering services under the respective agreements, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisor of its duties under the agreements ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the Investment Company Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The Amended Agreement, like the current Agreement, provides that the Emerging Markets Fund shall indemnify the Advisor and its employees, officers and directors from any liability arising from the Advisor's conduct under the Amended Agreement, except for Disabling Conduct, to the extent permitted by the Emerging Markets Fund's governing documents and applicable law.

EVALUATION BY THE BOARD OF DIRECTORS

         On December 11, 1998, the Independent Directors of the Company's Board met and discussed the proposal and evaluated the terms of the Amended Agreement. Accordingly, after consideration of the above, and such other factors and information as it deemed relevant, the Board of Directors, including all of the directors who are not interested persons (as such term is defined by the 1940
Act), approved the Amended Agreement and voted to recommend its approval to the Emerging Markets Fund's shareholders.

         The Board of Directors recommends that shareholders vote "FOR" the proposal to approve the Amended Agreement to allow the Advisor to recapture waived fees and expenses under certain conditions as discussed above. If the shareholders of the Emerging Markets Fund do not approve this Proposal, the Current Agreement will continue.

                                   PROPOSAL IV

     FOR SHAREHOLDERS OF FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND ONLY

                                   BACKGROUND

         Fremont Investment Advisors, Inc. (the "Advisor") currently provides investment advisory services to the Fremont California Intermediate Tax-Free Fund pursuant to an Investment Advisory and Administrative Services Agreement (the "Current Agreement"). The Advisor, located at 333 Market Street, 26th Floor, San Francisco, California 94105, has advised the Fremont California Intermediate Tax-Free Fund since its inception. This Proposal IV seeks shareholders' approval for a new Investment Advisory Agreement (the "Amended Agreement") that would modify the current contractual management arrangement between the Fremont Mutual Funds, Inc. and the Advisor, allowing the Advisor to recapture waived fees and expenses under certain conditions as set forth. NO INCREASE IN FEES IS BEING SOUGHT.


  TO CONSIDER AND ACT UPON THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
      BETWEEN (I) FREMONT MUTUAL FUNDS, INC., AND (II) FREMONT INVESTMENT ADVISORS, INC., ALLOWING THE ADVISOR TO RECAPTURE WAIVED FEES AND EXPENSES
                            UNDER CERTAIN CONDITIONS

         The Amended Agreement for the Fremont California Intermediate Tax-Free Fund (the "CITF Fund") is substantially identical in all material respect to the Current Agreement except that the Amended Agreement (i) is restated in a separate agreement to which other Fremont Funds are not parties; (ii) removes any dollar limit on the amount of administrative fees that may be paid to the Advisor when the CITF Fund is operating at asset levels below $50 million (the limit on administrative fees is no longer necessary because of the annual limit on operating expenses and the CITF Fund has over $50 million in assets); (iii) would add a recapture period for waived fees and expenses as further discussed below. A form of the Amended Agreement is attached to this Proxy Statement as Exhibit B. The following description of the Amended Agreement is only a summary. You should refer to Exhibit B for the complete Amended Agreement.

         Under the Amended Agreement, the Advisor would continue to oversee the investment advisory services to the CITF Fund, including deciding what securities will be purchased and sold by the CITF Fund, when such purchases and sales are to be made, and arranging for those purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940 as amended and the rules thereunder, the governing documents of the Company, the CITF Fundamental policies of the CITF Fund, as reflected in its registration statement, and any policies and determinations of the Board of Directors.

         Section 15 of the 1940 Act prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for the Advisor to continue advising the CITF Fund under the Amended Agreement, the shareholders of the CITF Fund must approve the Amended Agreement.

         If approved by shareholders, the Amended Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Company's Board of Directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the CITF Fund, and (3) in either event by a majority of the Independent Directors. The Amended Agreement provides that it may be terminated at any time, without penalty, by either party upon 30-days' written notice, provided that such termination by the CITF Fund shall be directed or approved by a vote of the Directors of the Company, or by a vote of holders of a majority of the shares of the Company.

         The advisory fees charged to the CITF Fund will not increase as a result of approving the Amended Agreement. Moreover, the general operations of the CITF Fund, which includes management and administration, will continue to be subject to the current operating expense limitations which is 0.49% of the CITF Fund's average annual net assets. However, to the extent management fees (or administrative fees) are waived and/or other expenses are reimbursed by the Advisor, the Advisor may elect to recapture such amounts subject to the following conditions: the Advisor must request reimbursement within three years from the year in which the initial waiver and/or reimbursement is made, and the Board of Directors must approve the reimbursement, and the CITF Fund must be able to make the reimbursement and still stay within the then current operating expense limitation.

         The Advisor has agreed not to seek recapture for any amounts waived or reimbursed by the Advisor before the effective date of the Amended Agreement.

         Both the Amended Agreement and the Current Agreement provide that the Advisor would have no liability to the CITF Fund or any shareholder of the CITF Fund for any act or omission in connection with rendering services under the respective agreements, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisor of its duties under the agreements ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the Investment Company Act with respect to a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The Amended Agreement, like the current Agreement, provides that the CITF Fund shall indemnify the Advisor and its employees, officers and directors from any liability arising from the Advisor's conduct under the Amended Agreement, except for Disabling Conduct, to the extent permitted by the CITF Fund's governing documents and applicable law.

EVALUATION BY THE BOARD OF DIRECTORS

         On December 11, 1998, the Independent Directors of the Company's Board met and discussed the proposal and evaluated the terms of the Amended Agreement. Accordingly, after consideration of the above, and such other factors and information as it deemed relevant, the Board of Directors, including all of the directors who are not interested persons (as such term is defined by the 1940
Act), approved the Amended Agreement and voted to recommend its approval to the CITF Fund's shareholders.

         The Board of Directors recommends that shareholders vote "FOR" the proposal to approve the Amended Agreement to allow the Advisor to recapture waived fees and expenses under certain conditions as discussed above. If the shareholders of the CITF Fund do not approve this Proposal, the Current Agreement will continue.

                               GENERAL INFORMATION

         The costs of preparing, printing, mailing and soliciting the proxies will be born by Fremont Mutual Funds, Inc. In addition, certain officers, directors and employees of the Advisor and officers and directors of the Company (none of whom will receive additional compensation therefor) may solicit proxies in person, by telephone, telegraph, or mail. ADP Investor Communication Services has been retained at its customary rates to solicit proxies on behalf of the omnibus accounts.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, broker non-votes are disregarded in determining "votes cast" when the voting requirement is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of all shares present in person or by proxy without reference to specific mutual fund series is required to elect directors and ratify the selection of independent auditors (Proposal I and II). The affirmative vote of a majority of the shares of the affected mutual fund series is necessary to approve an arrangement to permit the Advisor to modify the subadvisory agreements (Proposal III and IV). For purposes of Proposal III and IV, a Majority Vote is considered to be either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less.

         To establish a quorum at least half the shares issued and outstanding, counted without reference to particular mutual fund series, must be present in person or by proxy. In the event that insufficient votes to establish quorum or in favor of any of the items to be considered at the Meeting are received by the time scheduled for the Meeting, the Meeting may still be held for the purpose of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to any proposals for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that require them to vote against such proposal.

         The Board of Directors of the Company knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The Board of Directors of the Company has fixed the close of business on January 8, 1999 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Funds on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. The Corporation is comprised of 13 separate funds, the Fremont Global Fund, the Fremont Money Market Fund, the
Fremont California Intermediate Tax-Free Fund, the Fremont Bond Fund, the Fremont Growth Fund, the Fremont International Growth Fund, the Fremont U.S. Micro-Cap Fund, the Fremont International Small Cap Fund, the Fremont Emerging Markets Fund, the Fremont Institutional U.S. Micro-Cap Fund, the Fremont U.S. Small Cap Fund, the Fremont Real Estate Securities Fund and the Fremont Select Fund (individually a "Fund" and collectively the "Funds"), each of which is represented by a separate series of the Corporation's shares. At the close of business on the Record Date, there were xxx,xxx,xxx shares of common stock, $0.0001 par value, of the Corporation outstanding, comprised of xx,xxx,xxx shares of the Money Market Fund, xx,xxx,xxx shares of the California
Intermediate Tax-Free Fund, xx,xxx,xxx shares of the Bond Fund, xx,xxx,xxx shares of the Growth Fund, xx,xxx,xxx shares of the International Growth Fund, xx,xxx,xxx shares of the U.S. Micro-Cap Fund, xx,xxx,xxx shares of the International Small Cap Fund, xx,xxx,xxx shares of the Emerging Markets Fund xx,xxx,xxx shares of the Institutional U.S. Micro-Cap Fund, xx,xxx,xxx shares of the U.S. Small Cap Fund, xx,xxx,xxx shares of the Real Estate Securities Fund and xx,xxx,xxx shares of the Select Fund

         The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about January 27, 1999.

         As of the Record Date, ________________________ owned XX% and _________________ owned X% of the outstanding shares of the Fremont Emerging Markets Fund, ____________ owned XX% and _________ owned XX% of the Fremont California Intermediate Tax-Free Fund, and ___________ owned XX% of the Company. As of the Record Date, to the best knowledge of the Funds, no other person owned of record, according to information available to the Corporation, or beneficially more than 5% of the outstanding shares of the Company or any Fund.

OFFICERS AND DIRECTORS OF THE ADVISOR

         The Advisor's principal executive officers are set forth below. The address of each as it relates to his/her duties at the Advisor, is the same as the Advisor.

NAME                    POSITION WITH THE ADVISOR      POSITION WITH THE COMPANY
----                    -------------------------      -------------------------
David L. Redo           President and Director         Chairman, Chief Executive
                                                       Officer and Director

Michael H. Kosich       Managing Director              President and Director

Peter F. Landini        Managing Director              Executive Vice President
                                                       and Director

Albert W. Kirschbaum    Managing Director              Senior Vice President

OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Company knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

         All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

SHAREHOLDER PROPOSALS

         The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company.

REPORTS TO SHAREHOLDERS

         The Company will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Company on request. Request for such report should be directed to the Company c/o Fremont Investment Advisors, Inc., 333 Market Street, Suite 2900, San Francisco, California 94105-4022, or to (800) 548-4539.

         IN ORDER THAT THE  PRESENCE  OF A QUORUM AT THE MEETING MAY BE ASSURED,
PROMPT   EXECUTION   AND  RETURN  OF  THE  ENCLOSED   PROXY  IS   REQUESTED.   A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Very truly yours,


Tina Thomas
Secretary

                                                                       EXHIBIT A
                              AMENDED AND RESTATED
                               INVESTMENT ADVISORY
                                       AND
                        ADMINISTRATIVE SERVICES AGREEMENT

         THIS AGREEMENT, dated and effective as of this ____th day of ______________, 199__ is made and entered into by and between FREMONT MUTUAL FUNDS, INC., a Maryland corporation (hereinafter called the "Company") and FREMONT INVESTMENT ADVISORS, INC.(Formally known as Sierra Asset Management, Inc.) a California corporation (hereinafter called the "Advisor"). This Agreement amends and restates as to the Fremont Emerging Markets Fund the agreement dated and effective November 11, 1998.

         WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, the Advisor is engaged principally in the business of rendering investment advisory and management services and is so registered under the Investment Advisers Act of 1940; and

         WHEREAS, the Company is authorized to, and does, issue shares of capital stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Company has issued shares of capital stock in a separate series called the Emerging Markets Fund (the "Fund") and the Advisor is current serving as advisor and administrator to the Fund pursuant to an Amended and Restated Investment Advisory and Administrative Services Agreement; and

         WHEREAS, the Company desires to retain the Advisor to continue to render investment advisory services to the Fund hereunder and the Advisor is willing to do so under a new fee arrangement as expressed in this agreement;

         NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

         1. The Company hereby appoints the Advisor to act as investment adviser and administrator to the Fund for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Advisor shall, for all purposes herein, be deemed an independent contractor and not an agent of the Company.

         2. (a) The Advisor, as investment advisor to the Fund, agrees to provide supervision of the portfolio of the Fund and to determine what securities or other property shall be purchased or sold by the Fund, subject to the engagement by the Advisor of any Sub-Advisor approved by the Board of Directors and (if required by applicable law) the shareholders of the Company,

                                                                       EXHIBIT A

giving due consideration to the policies of the Fund as expressed in the Company's Articles of Incorporation, By-laws, Form N-1A Registration Statement under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), and prospectus as in use from time to time, as well as to the factors affecting the status of the Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. In its duties hereunder, the Advisor shall further be bound by any and all determinations by the Board of Directors of the Company relating to investment policy, which determinations shall in writing be communicated to the Advisor. Subject to the foregoing, the Advisor will exercise all voting rights with respect to portfolio securities and may delegate such voting rights to any Sub-Advisor approved by the Board of Directors.

         (b) To the extent authorized by the Board of Directors of the Company, the Advisor shall make decisions for the Fund as to foreign currency matters and make determinations as to, and execute and perform, foreign exchange contracts or may delegate such decisions to any Sub-Advisor approved by the Board of Directors.

         (c) (i) The Advisor shall provide adequate facilities and qualified personnel for the placement of, and shall place orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities for the Fund. With respect to such transactions, the Advisor, subject to such direction as may be furnished from time to time by the Board of Directors of the Company, shall endeavor as the primary objective to obtain the most favorable prices and executions of orders. Subject to such primary objective, the Advisor may place orders with brokerage firms which furnish statistical and other information to the Advisor, taking into account the value and quality of the brokerage services of such brokerage firms, including the availability and quality of such statistical and other information. Receipt by the Advisor of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable to the Advisor pursuant to Section 6 hereof.

               (ii) On occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased when the Advisor believes that to do so will be in the best interests of the Fund. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner the Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         3. Subject to prior approval of the Board of Directors, the Advisor may, but is not required to, retain one or more investment management organizations ("Subadvisors") to make specific investment decisions with respect to all or a portion of the assets of the Fund. The Advisor may allocate portions of the Fund's assets among such Subadvisor(s) or among itself and such Subadvisor(s). The Advisor shall monitor the performance of such Subadvisor(s), shall allocate and reallocate assets among Subadvisors of the Fund with multiple Subadvisors, and shall recommend the employment or termination of a particular Subadvisor when deemed advisable. The Advisor will compensate such Subadvisor(s) from its own resources, at no additional cost to the Company.

                                                                       EXHIBIT A

         4. The Advisor, as administrator for the Fund, shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Company (other than services involving the custody of portfolio securities), including the daily determination of net asset value of the Fund. The Advisor shall also provide the Company with suitable office space (which may be in the offices of the Advisor); all necessary small office equipment and utilities; and general purpose accounting forms, supplies, and postage used at the offices of the Company. These services are exclusive of the necessary services and records at any dividend disbursing agent, transfer agent, registrar or custodian, and accounting and bookkeeping services to be provided by the custodian or other third-party service provider.

         5. The Fund shall be responsible for paying for all costs and expenses attendant to operating the Fund, including but not limited to (i) the compensation payable hereunder to the Advisor for advisory and administrative services; (ii) taxes; (iii) interest expense; (iv) portfolio transaction costs, including, E.G., brokerage commissions and underwriting discounts; (v) any other ordinary expenses incurred in the course of the regular and ongoing operations of the Fund and (vi) any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of the regular and ongoing operations of the Fund.

         6. (a) The Fund shall pay to the Advisor on or before the tenth (10th) day of each month, as compensation for the services rendered by the Advisor during the preceding month, an amount to be computed by applying to the total net asset value of the Fund the applicable annual rates set forth on Appendix A hereto.

         (b) The fees on Appendix A shall be computed and accrued daily at one three-hundred-sixty-fifth (1/365th) or one three hundred-sixty-sixth (1/366th), as appropriate, of the applicable rates set forth therein. The net asset value of the Fund shall be determined in the manner set forth in the Articles of Incorporation and applicable Prospectus of the Company after the close of the New York Stock Exchange on each day on which said Exchange is open, and in the case of Saturdays, Sundays, and other days on which said exchange shall not be open in the manner further set forth in said Articles of Incorporation and Prospectus. In the event of termination other than at the end of a calendar month, the monthly fee shall be prorated for the portion of the month prior to termination and paid on or before the tenth (10th) day subsequent to termination.

         7. The Advisor may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been

                                                                       EXHIBIT A

agreed to by the Advisor and such limit has been disclosed to shareholders of the Fund in a prospectus, the Advisor may not change the limitation without first disclosing the change in an updated prospectus. Any fee withheld pursuant to this Section 7 from the Advisor shall be reimbursed by the Fund to the Advisor in the first, second, or third (or any combination thereof) fiscal year next succeeding the first year of the withholding if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year or third succeeding fiscal year do not exceed any more restrictive limitation to which the Advisor has agreed. The Advisor generally may request and receive reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year.

         8. Nothing contained in this Agreement shall be construed to prohibit the Advisor from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, or to prohibit affiliates of the Advisor from engaging in such businesses or in other related or unrelated businesses.

         9. The Company agrees (i) not to hold the Advisor or any of its officers, directors, agents or employees liable for, and (ii) to indemnify or insure the Advisor and its officers, directors, agents and employees ("Indemnified Parties") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under the 1933 Act, 1940 Act, the Advisors Act, under any other statute, at common law or otherwise, which (1) arises out of an investment decision or other action taken or omitted by one or more Indemnified Parties in good faith exercise of authority hereunder or otherwise related to this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Company or the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Indemnified Parties; provided, however, that in no case is Company's indemnity in favor of Indemnified Parties deemed to protect such Indemnified Parties against any liability to which any such Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

         10. (a) This Agreement shall become effective with respect to the Fund on the date hereof (the "Effective Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two (2) years from the Effective Date and shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to the Fund is approved at least annually (i) by either the Directors of the Company or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                                                                       EXHIBIT A

         (b) This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, on thirty (30) days' written notice to the Advisor, or by the Advisor on like notice to the Company.

         (c) This Agreement shall automatically and immediately terminate in the event of its assignment.

         (d) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

         (e) No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Fund, if such approval is required by applicable law.

         11. (a) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

         (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

                                                                       EXHIBIT A

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

FREMONT MUTUAL FUNDS, INC.                     FREMONT INVESTMENT ADVISORS, INC.


By:                                            By:
   ------------------------------                 ------------------------------
   Michael H. Kosich, President                    David L. Redo, President


ATTEST:                                        ATTEST:


By:                                            By:
   ------------------------------                 ------------------------------
   Tina Thomas, Secretary                          Tina Thomas, Secretary

                                                                       EXHIBIT A
                                   APPENDIX A
                             TO INVESTMENT ADVISORY
                          AND ADMINISTRATIVE AGREEMENT
                             (EMERGING MARKETS FUND)



Investment Advisory Fee: 1.00% annually on the portion of daily total net asset value

Administrative Fee: 0.15% annually on the portion of daily total net asset value

                                                                       EXHIBIT B
                              AMENDED AND RESTATED
                              INVESTMENT ADVISORY
                                      AND
                        ADMINISTRATIVE SERVICES AGREEMENT

         THIS AGREEMENT, dated and effective as of this ___th day of ____________, 199__ is made and entered into by and between FREMONT MUTUAL FUNDS, INC., a Maryland corporation (hereinafter called the "Company") and FREMONT INVESTMENT ADVISORS, INC. .(Formally known as Sierra Asset Management, Inc.) a California corporation (hereinafter called the "Advisor"). This Agreement amends and restates as to the Fremont California Intermediate Tax Free Fund the agreement dated and effective November 11, 1998.

         WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and

         WHEREAS, the Advisor is engaged principally in the business of rendering investment advisory and management services and is so registered under the Investment Advisers Act of 1940; and

         WHEREAS, the Company is authorized to, and does, issue shares of capital stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Company has issued shares of capital stock in a separate series called the California Intermediate Tax Free Fund (the "Fund") and the Advisor is current serving as advisor and administrator to the Fund pursuant to an Amended and Restated Investment Advisory and Administrative Services Agreement; and

         WHEREAS, the Company desires to retain the Advisor to continue to render investment advisory services to the Fund hereunder and the Advisor is willing to do so under a new fee arrangement as expressed in this agreement;

         NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

         1. The Company hereby appoints the Advisor to act as investment adviser and administrator to the Fund for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Advisor shall, for all purposes herein, be deemed an independent contractor and not an agent of the Company.

         2. (a) The Advisor, as investment advisor to the Fund, agrees to provide supervision of the portfolio of the Fund and to determine what securities or other property shall be purchased or sold by the Fund, subject to the engagement by the Advisor of any Sub-Advisor approved by the Board of Directors and (if required by applicable law) the shareholders of the Company,

                                                                       EXHIBIT B

giving due consideration to the policies of the Fund as expressed in the Company's Articles of Incorporation, By-laws, Form N-1A Registration Statement under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), and prospectus as in use from time to time, as well as to the factors affecting the status of the Fund as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. In its duties hereunder, the Advisor shall further be bound by any and all determinations by the Board of Directors of the Company relating to investment policy, which determinations shall in writing be communicated to the Advisor. Subject to the foregoing, the Advisor will exercise all voting rights with respect to portfolio securities and may delegate such voting rights to any Sub-Advisor approved by the Board of Directors.

         (b) To the extent authorized by the Board of Directors of the Company, the Advisor shall make decisions for the Fund as to foreign currency matters and make determinations as to, and execute and perform, foreign exchange contracts or may delegate such decisions to any Sub-Advisor approved by the Board of Directors.

         (c) (i) The Advisor shall provide adequate facilities and qualified personnel for the placement of, and shall place orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities for the Fund. With respect to such transactions, the Advisor, subject to such direction as may be furnished from time to time by the Board of Directors of the Company, shall endeavor as the primary objective to obtain the most favorable prices and executions of orders. Subject to such primary objective, the Advisor may place orders with brokerage firms which furnish statistical and other information to the Advisor, taking into account the value and quality of the brokerage services of such brokerage firms, including the availability and quality of such statistical and other information. Receipt by the Advisor of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable to the Advisor pursuant to Section 6 hereof.

               (ii) On occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased when the Advisor believes that to do so will be in the best interests of the Fund. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner the Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         3. Subject to prior approval of the Board of Directors, the Advisor may, but is not required to, retain one or more investment management organizations ("Subadvisors") to make specific investment decisions with respect to all or a portion of the assets of the Fund. The Advisor may allocate portions of the Fund's assets among such Subadvisor(s) or among itself and such Subadvisor(s). The Advisor shall monitor the performance of such Subadvisor(s), shall allocate and reallocate assets among Subadvisors of the Fund with multiple Subadvisors, and shall recommend the employment or termination of a particular Subadvisor when deemed advisable. The Advisor will compensate such Subadvisor(s) from its own resources, at no additional cost to the Company.

                                                                       EXHIBIT B

         4. The Advisor, as administrator for the Fund, shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Company (other than services involving the custody of portfolio securities), including the daily determination of net asset value of the Fund. The Advisor shall also provide the Company with suitable office space (which may be in the offices of the Advisor); all necessary small office equipment and utilities; and general purpose accounting forms, supplies, and postage used at the offices of the Company. These services are exclusive of the necessary services and records at any dividend disbursing agent, transfer agent, registrar or custodian, and accounting and bookkeeping services to be provided by the custodian or other third-party service provider.

         5. The Fund shall be responsible for paying for all costs and expenses attendant to operating the Fund, including but not limited to (i) the compensation payable hereunder to the Advisor for advisory and administrative services; (ii) taxes; (iii) interest expense; (iv) portfolio transaction costs, including, E.G., brokerage commissions and underwriting discounts; (v) any other ordinary expenses incurred in the course of the regular and ongoing operations of the Fund and (vi) any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of the regular and ongoing operations of the Fund.

         6. (a) The Fund shall pay to the Advisor on or before the tenth (10th) day of each month, as compensation for the services rendered by the Advisor during the preceding month, an amount to be computed by applying to the total net asset value of the Fund the applicable annual rates set forth on Appendix A hereto.

         (b) The fees on Appendix A shall be computed and accrued daily at one three-hundred-sixty-fifth (1/365th) or one three hundred-sixty-sixth (1/366th), as appropriate, of the applicable rates set forth therein. The net asset value of the Fund shall be determined in the manner set forth in the Articles of Incorporation and applicable Prospectus of the Company after the close of the New York Stock Exchange on each day on which said Exchange is open, and in the case of Saturdays, Sundays, and other days on which said exchange shall not be open in the manner further set forth in said Articles of Incorporation and Prospectus. In the event of termination other than at the end of a calendar month, the monthly fee shall be prorated for the portion of the month prior to termination and paid on or before the tenth (10th) day subsequent to termination.

         7. The Advisor may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been

                                                                       EXHIBIT B

agreed to by the Advisor and such limit has been disclosed to shareholders of the Fund in a prospectus, the Advisor may not change the limitation without first disclosing the change in an updated prospectus. Any fee withheld pursuant to this Section 7 from the Advisor shall be reimbursed by the Fund to the Advisor in the first, second, or third (or any combination thereof) fiscal year next succeeding the first year of the withholding if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year or third succeeding fiscal year do not exceed any more restrictive limitation to which the Advisor has agreed. The Advisor generally may request and receive reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year.

         8. Nothing contained in this Agreement shall be construed to prohibit the Advisor from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, or to prohibit affiliates of the Advisor from engaging in such businesses or in other related or unrelated businesses.

         9. The Company agrees (i) not to hold the Advisor or any of its officers, directors, agents or employees liable for, and (ii) to indemnify or insure the Advisor and its officers, directors, agents and employees ("Indemnified Parties") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under the 1933 Act, 1940 Act, the Advisors Act, under any other statute, at common law or otherwise, which (1) arises out of an investment decision or other action taken or omitted by one or more Indemnified Parties in good faith exercise of authority hereunder or otherwise related to this Agreement or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Company or the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Indemnified Parties; provided, however, that in no case is Company's indemnity in favor of Indemnified Parties deemed to protect such Indemnified Parties against any liability to which any such Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

         10. (a) This Agreement shall become effective with respect to the Fund on the date hereof (the "Effective Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two (2) years from the Effective Date and shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to the Fund is approved at least annually (i) by either the Directors of the Company or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

                                                                       EXHIBIT B

         (b) This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company, on thirty (30) days' written notice to the Advisor, or by the Advisor on like notice to the Company.

         (c) This Agreement shall automatically and immediately terminate in the event of its assignment.

         (d) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

         (e) No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Fund, if such approval is required by applicable law.

         11. (a) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

         (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

                                                                       EXHIBIT B

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

FREMONT MUTUAL FUNDS, INC.                     FREMONT INVESTMENT ADVISORS, INC.


By:                                            By:
   ------------------------------                 ------------------------------
   Michael H. Kosich, President                    David L. Redo, President


ATTEST:                                        ATTEST:


By:                                            By:
   ------------------------------                 ------------------------------
   Tina Thomas, Secretary                          Tina Thomas, Secretary

                                   APPENDIX A
                             TO INVESTMENT ADVISORY
                          AND ADMINISTRATIVE AGREEMENT
                     (CALIFORNIA INTERMEDIATE TAX FREE FUND)


Investment Advisory Fee:  ANNUALLY, BASED ON AVERAGE DAILY TOTAL NET ASSETS:
                          First $25 million          0.40%
                          Next $25 million           0.35%
                          Next $50 million           0.30%
                          Next $50 million           0.25%
                          In excess of $150 million  0.20%

Administrative Fee: 0.15% annually on the portion of daily total net asset value

                                      PROXY

                           FREMONT MUTUAL FUNDS, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                  March 5, 1999

                             SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                           FREMONT MUTUAL FUNDS, INC.

         The undersigned hereby appoints Michael H. Kosich and Tina Thomas, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Fremont Mutual Funds, Inc. (the "Company"), to be held on March 5, 1999, at the offices of Fremont Mutual Funds, Inc., 333 Market Street, 26th Floor, San Francisco, California, 94105, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Company, held by the undersigned at the close of business on January 8, 1999. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 8, 1999. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

1.   To elect seven directors, each to serve for an indefinite term:
         FOR [ ]              AGAINST [ ]               ABSTAIN [ ]

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Funds:
         FOR [ ]              AGAINST [ ]               ABSTAIN [ ]

3. To approve an amended investment advisory agreement between (i) Fremont Mutual Funds, Inc., and (ii) Fremont Investment Advisors, Inc. for the Fremont Emerging Markets Fund which would allow the Advisor to recapture waived fees and expenses under certain conditions (FOR SHAREHOLDERS OF FREMONT EMERGING MARKETS FUND ONLY):
         FOR [ ]              AGAINST [ ]               ABSTAIN [ ]

4. To approve an amended investment advisory agreement between (i) Fremont Mutual Funds, Inc., and (ii) Fremont Investment Advisors, Inc. for the Fremont California Intermediate Tax-Free Fund which would allow the Advisor to recapture waived fees and expenses under certain conditions (FOR SHAREHOLDERS OF FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND ONLY):
         FOR [ ]              AGAINST [ ]               ABSTAIN [ ]

Dated:_____________, 1999
                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Title (if applicable)

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Title (if applicable)

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.